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                                                                     EXHIBIT (j)


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Financial Highlights" in the Prospectus, which is included in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-1A, No. 333-103630) of The Kensington Funds and to the use of our report dated May 22, 2002, incorporated by reference therein.


                                                           /s/ Ernst & Young LLP

                                                           ERNST & YOUNG LLP


Columbus, Ohio
March 28, 2003